                                                                  EXHIBIT 10.1

                               FIRST AMENDMENT
                                      TO
                               CREDIT AGREEMENT


        This First Amendment to Credit Agreement (the "Agreement") is executed at Cleveland, Ohio as of October 8, 1997 by and among CHART INDUSTRIES, INC., a Delaware Corporation ("Parent"), ALTEC INTERNATIONAL LIMITED PARTNERSHIP ("Altec"), ALTEC, INC. ("AI") , CHART MANAGEMENT COMPANY, INC. ("Chart Management"), CHART INDUSTRIES FOREIGN SALES CORPORATION ("Chart Foreign"), GREENVILLE TUBE CORPORATION ("Greenville"), PROCESS SYSTEMS INTERNATIONAL, INC. ("PSI"), CRYENCO SCIENCES, INC ("Sciences") CRYENCO, INC. ("CI") ("The Parent, Altec, AI, Chart Management, Chart Foreign, Greenville, PSI, Sciences and CI being referred to collectively as the Borrowing Group") and NATIONAL CITY BANK ("NCB") and NBD BANK ("NBD") (NCB and NBD being referred to jointly as the "Banks" and singly as a "Bank") and NATIONAL CITY BANK, as agent for the Banks ("the Agent").

        WHEREAS, the Borrowing Group, the Banks and the Agent entered into a credit agreement dated as of July 29, 1997, (the "Credit Agreement"; all terms used in the Credit Agreement being used herein and with the same meaning); and

        WHEREAS, the Borrowing Group and the Banks want to make certain changes in the Credit Agreement.

        NOW, THEREFORE, the Borrowing Group and the Banks agree as follows:

        1. DELETION OF SECTION 6.16. Section 6.16, entitled "CONTROL OF PARENT", is hereby deleted in its entirety.

        2. AMENDMENT TO SECTION 7.09. Section 7.09(i)(a) is hereby amended in its entirety as follows:

                (a) The payment of an annual cash dividend which shall not exceed Six Million Dollars ($6,000,000.00) in any Fiscal Year, which may be declared and paid only so long as no Possible Default or Event of Default exists on the date of declaration or payment thereof; and

        3. AMENDMENT TO SECTION 7.10 Section 7.10 is hereby amended in its entirety as follows:

                Section 7.10 DISPOSITION OF ASSETS. No Company will sell, lease or otherwise dispose of any part of its Assets, including without limitation, any Equity Interests, except for: (i) public offerings of the Equity Interests of the Parent, (ii) sales of inventory or other tangible personal property in the ordinary course of business, and (iii) sales not in the ordinary course of business in an amount not in excess of $200,000 in any Fiscal Year.

        4. AMENDMENT TO SECTION 9.12. Section 9.12 is hereby amended in its entirety as follows:

                Section 9.12 OWNERSHIP. (i) If any "person" or "group" shall become the "beneficial owner" (as those terms are respectively used in the Securities and Exchange Act of 1934, as amended, and the rules and regulations thereunder) of more than thirty percent (30%) of the outstanding voting stock of the Parent or shall otherwise acquire the power (whether by contract, by proxy or otherwise) to elect a majority of the Parent's board of directors; provided, that this Section 9.12 shall not apply to any transaction in which the "person" or "group" consists of all or any of Charles Holmes, Arthur Holmes and/or Christine H. Holmes or to any other transaction receiving the prior approval by a majority of the then members of the Parent's board of directors;
(ii) the Parent shall cease to own the Equity Interests in the Subsidiaries indicated as owned by it on SCHEDULE 4.01 or an agreement for the sale of any part of such Equity Interests shall have been entered into by the Parent;

        5. REPRESENTATIONS AND WARRANTIES. The Borrowing Group hereby represents and warrants to Bank that:

                (A) The articles of incorporation and the code of regulations or by-laws of each member of the Borrowing Group has not been amended since the execution of the Credit Agreement;

                (B) The Board of Directors of each member of the Borrowing Group has authorized the execution, delivery and performance of this Amendment by such member;

                (C) None of the representations and warranties made in Article IV of the Credit Agreement has ceased to be true and complete in any material respect as of the date hereof; and

                (D) As of the date hereof no Possible Default or Event of Default has occurred that is continuing.

        6. ACKNOWLEDGEMENTS CONCERNING OUTSTANDING LOANS. The Borrrowing Group acknowledges and agrees that, as of the date hereof, all of its outstanding Obligations to the Bank are owed without any offset, defense, claim or counterclaim of any nature whatsoever.

        7. REFERENCES. On and after the effective date of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", or words of like import referring to the Credit Agreement, and each reference in the Revolving Notes to the "Credit Agreement", "thereof", or words of like import referring to the Credit Agreement shall mean and refer to the Credit Agreement as amended hereby. The Credit Agreement, as amended by this Amendment, is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Banks under the Credit Agreement or constitute a waiver of any provision of the Credit Agreement except as specifically set forth herein.

           [THE REMAINDER OF THIS PAGE IS LEFT INTENTIONALLY BLANK]

        8. COUNTERPARTS AND GOVERNING LAW. This Amendment may be executed in any number of counterparts, each counterpart to be executed by one or more of the parties but, when taken together, all counterparts shall constitute one agreement. This Agreement, and the respective rights and obligations of the parties hereto, shall be construed in accordance with and governed by Ohio law.

        IN WITNESS WHEREOF, the Borrowing Group and the Banks have executed this Amendment at the time and place first above mentioned.

CHART INDUSTRIES, INC.                  CHART MANAGEMENT
                                         COMPANY, INC.

By: /s/ Don A. Baines                   By: /s/ Don A. Baines
   ------------------------                ---------------------------
   Don A. Baines,                          Don A. Baines,
   Treasurer and CFO                       Secretary and Treasurer


ALTEC INTERNATIONAL LIMITED             CHART INDUSTRIES FOREIGN
  PARTNERSHIP                            SALES CORPORATION

By: CHART MANAGEMENT                    By: /s/ Don A. Baines
     COMPANY, INC. its                     ---------------------------
     sole general partner                  Don A. Baines,
                                           Secretary and Treasurer

By: /s/ Don A. Baines
   -------------------------
   Don A. Baines, Secretary
     and Treasurer
                                        PROCESS SYSTEMS
ALTEC, INC,                             INTERNATIONAL, INC.

By: /s/ Don A. Baines                   By: /s/ Don A. Baines
   -------------------------               ---------------------------
   Don A. Baines, Assistant                Don A. Baines, Assistant
   Secretary                               Clerk and Treasurer

GREENVILLE TUBE CORPORATION                  CRYENCO SCIENCES, INC.

By:  /s/ Don A. Baines                       By: /s/ Don A. Baines
   ----------------------------------           -------------------------------
   Don A. Baines, Assistant Secretary           -------------------------------



                                             CRYENCO INC.

                                             By: /s/ Don A. Baines
                                                -------------------------------
                                                -------------------------------


                                             NATIONAL CITY BANK

                                             By: /s/ Anthony J. DiMare
                                                ------------------------------
                                                Anthony J. DiMare
                                                Senior Vice President


                                             NBD BANK

                                             By: /s/ Paul R. DeMelo
                                                ------------------------------
                                                Paul R. DeMelo, Vice President


                                             NATIONAL CITY BANK, as agent

                                             By: /s/ Anthony J. DiMare
                                                ------------------------------
                                                Anthony J. DiMare
                                                Senior Vice President